Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 15	Earnings Per Share

The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2018	2017	2016
Net income attributable to U.S. Bancorp	$7,096	$6,218	$5,888
Preferred dividends	(282)	(267)	(281)
Impact of preferred stock redemption(a)	–	(10)	–
Impact of the purchase of noncontrolling interests(b)	–	–	9
Earnings allocated to participating stock awards	(30)	(28)	(27)

Net income applicable to U.S. Bancorp common shareholders	$6,784	$5,913	$5,589

Average common shares outstanding	1,634	1,677	1,718
Net effect of the exercise and assumed purchase of stock awards	4	6	6

Average diluted common shares outstanding	1,638	1,683	1,724

Earnings per common share	$4.15	$3.53	$3.25
Diluted earnings per common share	$4.14	$3.51	$3.24
(a)

Represents stock issuance costs originally recorded in preferred stock upon the issuance of the Company’s Series G Preferred Stock that were reclassified to retained earnings on the date the Company announced its intent to redeem the outstanding shares.

(b)

Represents the difference between the carrying amount and amount paid by the Company to purchase third party investor holdings of the preferred stock of USB Realty Corp, a consolidated subsidiary of the Company.

Options outstanding at December 31, 2018, 2017 and 2016, to purchase 1 million common shares, were not included in the computation of diluted earnings per share for the years ended December 31, 2018, 2017 and 2016, because they were antidilutive.